EXHIBIT 32.1
                                                                    ------------

                           SECTION 906 CERTIFICATIONS
                           SARBANES-OXLEY ACT OF 2002



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of Westbank Corporation (the "Corporation") do hereby certify to such officers' knowledge that:



The Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Date: November 9, 2004                    /s/ Donald R. Chase
      ----------------                    -------------------------------------
                                          Donald R. Chase
                                          President and Chief Executive Officer



Date: November 9, 2004                    /s/ John M. Lilly
      -------------                       -------------------------------------
                                          John M. Lilly
                                          Treasurer and Chief Financial Officer






























A signed original of this written statement has been provided to Westbank Corporation and will be retained by Westbank Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



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